Exhibit 10.1

FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of December 9, 2013, is entered into by and among BANK OF AMERICA, N.A., a national banking association (“Lender”), Radiant Logistics, Inc., a Delaware corporation (“Radiant”), Radiant Global Logistics, Inc., a Washington corporation (“Global”), Radiant Transportation Services, Inc., a Delaware corporation (“Transportation”), Radiant Logistics Partners LLC, a Delaware limited liability company (“Partners”), Adcom Express, Inc., a Minnesota corporation (“Adcom”), Radiant Customs Services, Inc., a Washington corporation (“Customs”), DBA Distribution Services, Inc., a New Jersey corporation (“DBA”), International Freight Systems (of Oregon), Inc., an Oregon corporation (“International”), Radiant Off-Shore Holdings LLC, a Washington limited liability company (“Off-Shore”), Green Acquisition Company, Inc., a Washington corporation (“Green”, together with Radiant, Global, Transportation, Partners, Adcom, Customs, DBA, International and Off-Shore are referred to hereinafter each individually as an “Existing Borrower”, and individually and collectively, jointly and severally, the “Existing Borrowers”), and ON TIME EXPRESS, INC., an Arizona corporation (“New Borrower”, together with Existing Borrowers, each individually a “Borrower” and individually and collectively, jointly and severally, the “Borrowers”).

RECITALS

A. Existing Borrowers and Lender have previously entered into that certain Loan and Security Agreement dated as of August 9, 2013 (as amended, supplemented, restated and modified from time to time, the “Loan Agreement”), pursuant to which Lender has made certain loans and financial accommodations available to Existing Borrowers. Terms used herein without definition shall have the meanings ascribed to them in the Loan Agreement.

B. Existing Borrowers have requested that Lender amend the Loan Agreement, which Lender is willing to do pursuant to the terms and conditions set forth herein.

C. Borrowers are entering into this Amendment with the understanding and agreement that, except as specifically provided herein, none of Lender’s rights or remedies as set forth in the Loan Agreement is being waived or modified by the terms of this Amendment.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Amendments to Loan Agreement.

(a) Addition of New Borrower. New Borrower is hereby added as a co-borrower under the Loan Agreement with the same force and effect as if New Borrower had duly executed and delivered the Loan Agreement as a Borrower thereunder in addition to the Existing Borrowers and agrees to all of the terms and provisions of the Loan Agreement applicable to it as a “Borrower” thereunder. Without limiting the foregoing:

(i) The definitions of “Borrower” and “Borrowers” in the preamble of the Loan Agreement are hereby amended to include New Borrower in addition to the Existing Borrowers.

(ii) New Borrower and each of the Existing Borrowers shall be jointly and severally liable for all Obligations.

(iii) The information set forth in Schedules 8.5, 8.6.1, 9.1.4, and 10.2.2 of the Addendum to Loan Agreement Schedules attached hereto as Exhibit A (the “Addendum to Loan Agreement Schedules”) supplements the information set forth in Schedules 8.5, 8.6.1, 9.1.4, and 10.2.2, respectively, to the Loan Agreement and shall be deemed a part thereof for all purposes of the Loan Agreement.

(iv) New Borrower hereby represents and warrants to Lender that the representations and warranties applicable to Borrowers in the Loan Agreement (after giving effect to the inclusions of New Borrower and the information set forth in the Addendum to Loan Agreement Schedules) are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that are already qualified or modified by materiality in the text thereof) on and as of the date hereof (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date).

(v) New Borrower hereby agrees to perform all of the covenants and agreements applicable to Borrowers in the Loan Agreement.

(vi) Lender shall have all of the rights, remedies, interests and powers as against New Borrower as provided to Lender in relation to Borrowers in the Loan Agreement

(vii) To secure the prompt payment and performance of all Obligations, New Borrower hereby grants to Lender a continuing security interest in and Lien upon all Property of New Borrower, including all of the following Property, whether now owned or hereafter acquired, and wherever located:

(A) all Accounts;

(B) all Chattel Paper, including electronic chattel paper;

(C) all Commercial Tort Claims, including those shown on Schedule 9.1.16 to the Loan Agreement;

(D) all Deposit Accounts;

(E) all Documents;

(F) all General Intangibles, including Intellectual Property;

(G) all Goods, including Inventory, Equipment and fixtures;

(H) all Instruments;

(I) all Investment Property;

(J) all Letter-of-Credit Rights;

(K) all Supporting Obligations;

(L) all monies, whether or not in the possession or under the control of Lender, or a bailee or Affiliate of Lender, including any Cash Collateral;

(M) all accessions to, substitutions for, and all replacements, products, and cash and non-cash proceeds of the foregoing, including proceeds of and unearned premiums with respect to insurance policies, and claims against any Person for loss, damage or destruction of any Collateral; and

(N) all books and records (including customer lists, files, correspondence, tapes, computer programs, print-outs and computer records) pertaining to the foregoing.

(b) The definition of “Fixed Charges” in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Fixed Charges: the sum of interest expense (other than payment-in-kind), principal payments made on Borrowed Money (including on account of any earn-outs, but excluding any repayment of the Caltius Debt to the extent: (a) such repayment is permitted under the terms of this Agreement; and (b) such repayment is made solely using identifiable proceeds of a substantially concurrent issuance and sale of Radiant’s Series A Preferred Stock), and Distributions made (other than Distributions between Borrowers).”

(c) Section 10.2.4 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“10.2.4 Distributions; Upstream Payments. Declare or make any Distributions, except Upstream Payments; or create or suffer to exist any encumbrance or restriction on the ability of a Subsidiary to make any Upstream Payment, except for restrictions under the Loan Documents, under Applicable Law or in effect on the Closing Date as shown on Schedule 9.1.15; provided, however, that (i) the Borrowers may make Distributions so long as: (A) no Default or Event of Default exists or is caused thereby, and (B) upon giving pro forma effect thereto, for the 30 days preceding on an average daily basis and as of the Distribution, Availability is at least the greater of: (1) 20% of the Borrowing Base, and (2) $5,000,000; and (ii) in addition to any Distributions permitted under clause (i) above, Radiant may redeem its shares of the Series A Preferred Stock to the extent solely using identifiable proceeds of a substantially concurrent issuance and sale of common stock of Radiant.”

2. Effectiveness of this Amendment. The following shall have occurred before this Amendment is effective:

(a) Lender shall have received this Amendment fully executed in a sufficient number of counterparts for distribution to all parties.

(b) Lender shall have received acknowledgments of all filings or recordations necessary to perfect its Liens in the Collateral of New Borrower, as well as UCC and Lien searches and other evidence satisfactory to Lender that such Liens are the only Liens upon the Collateral of New Borrower, except Permitted Liens.

(c) Lender shall have received a certificate, in form and substance satisfactory to it, from a knowledgeable Senior Officer of New Borrower certifying that, after giving effect to this Amendment, (i) New Borrower is Solvent; (ii) no Default or Event of Default exists; (iii) the representations and warranties set forth in Section 9 of the Loan Agreement are true and correct; and (iv) New Borrower has complied with all agreements and conditions to be satisfied by it under the Loan Documents.

(d) Lender shall have received a certificate of a duly authorized officer of New Borrower, certifying (i) that attached copies of New Borrower’s Organic Documents are true and complete, and in full force and effect, without amendment except as shown; (ii) that an attached copy of resolutions authorizing execution and delivery of the Loan Documents is true and complete, and that such resolutions are in full force and effect, were duly adopted, have not been amended, modified or revoked, and constitute all resolutions adopted with respect to such credit facility; and (iii) to the title, name and signature of each Person authorized to sign the Loan Documents. Lender may conclusively rely on this certificate until it is otherwise notified by New Borrower in writing.

(e) Lender shall have received a written opinion of Fox Rothschild LLP, in form and substance satisfactory to Lender.

(f) Lender shall have received copies of the charter documents of New Borrower, certified by the Secretary of State or other appropriate official of New Borrower’s jurisdiction of organization. Lender shall have received a good standing certificate for New Borrower, issued by the Secretary of State or other appropriate official of New Borrower’s jurisdiction of organization and each jurisdiction where New Borrower’s conduct of business or ownership of Property necessitates qualification.

(g) Lender shall have received copies of policies or certificates of insurance for the insurance policies carried by New Borrower, all in compliance with the Loan Documents, together with endorsements naming Lender as lender loss payee in form and substance satisfactory to Lender.

(h) Lender shall have received all certificates representing the Equity Interests of New Borrower pledged pursuant to the Loan Documents, to the extent such Equity Interests are certificated.

(i) The representations and warranties set forth herein and in the Loan Agreement (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) must be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any portion of any representation and warranty that is already qualified or modified by materiality in the text thereof).

(j) No event has occurred and is continuing that constitutes an Event of Default.

(k) All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Lender.

3. Consent. Solely for purposes of Section 10.2.11 of the Loan Agreement, Lender hereby consents to the amendment of Radiant’s articles of incorporation in the form of Exhibit B attached hereto.

4. Representations and Warranties. Each Borrower represents and warrants as follows:

(a) Authority. Each Borrower has the requisite corporate power and authority to execute and deliver this Amendment, and to perform its obligations hereunder and under the Loan Documents (as amended or modified hereby) to which it is a party. The execution, delivery and performance by each Borrower of this Amendment have been duly approved by all necessary corporate action and no other corporate proceedings are necessary to consummate such transactions.

(b) Enforceability. This Amendment has been duly executed and delivered by each Borrower. This Amendment and each Loan Document to which any Borrower is a party (as amended or modified hereby) is the legal, valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms, and is in full force and effect.

(c) Representations and Warranties. The representations and warranties contained in each Loan Document to which any Borrower is a party (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) are correct in all material respects (except that such materiality qualifier shall not be applicable to any portion of any representation and warranty that is already qualified or modified by materiality in the text thereof) on and as of the date hereof as though made on and as of the date hereof.

(d) Due Execution. The execution, delivery and performance of this Amendment are within the power of each Borrower, have been duly authorized by all necessary corporate action, have received all necessary governmental approval, if any, and do not contravene any law or any contractual restrictions binding on any Borrower.

(e) No Default. No event has occurred and is continuing that constitutes an Event of Default.

5. Choice of Law. The validity of this Amendment, its construction, interpretation and enforcement, the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the internal laws of the State of California, without giving effect to any conflict of law principles (but giving effect to Federal laws relating to national banks). The consent to forum and judicial reference provisions set forth in Section 12.14 of the Loan Agreement are hereby incorporated in this Amendment by reference.

6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile or a substantially similar electronic transmission shall have the same force and effect as the delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or a substantially similar electronic transmission shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of such agreement.

7. Reference to and Effect on the Loan Documents.

(a) Upon and after the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to “the Loan Agreement”, “thereof” or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified and amended hereby.

(b) Except as specifically amended above, the Loan Agreement and all other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of Borrowers to Lender.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

(d) To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Loan Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Loan Agreement as modified or amended hereby.

8. Ratification. Each Borrower hereby restates, ratifies and reaffirms each and every term and condition set forth in the Loan Agreement, as amended hereby, and the Loan Documents effective as of the date hereof.

9. Estoppel. To induce Lender to enter into this Amendment and to continue to make advances to Borrowers under the Loan Agreement, each Borrower hereby acknowledges and agrees that, as of the date hereof, there exists no right of offset, defense, counterclaim or objection in favor of any Borrower as against Lender with respect to the Obligations.

10. Integration. This Amendment, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

11. Severability. In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

BORROWERS:	RADIANT LOGISTICS, INC., a Delaware corporation

	By:	/s/ Bohn H. Crain
	Name:	Bohn H. Crain
	Title:	CEO

RADIANT GLOBAL LOGISTICS, INC., a Washington corporation

	By:	/s/ Bohn H. Crain
	Name:	Bohn H. Crain
	Title:	CEO

RADIANT TRANSPORTATION SERVICES, INC., a Delaware corporation

By:	/s/ Bohn H. Crain
Name:	Bohn H. Crain
Title:	CEO

RADIANT LOGISTICS PARTNERS LLC, a Delaware limited liability company

By:	/s/ Bohn H. Crain
Name:	Bohn H. Crain
Title:	CEO

ADCOM EXPRESS, INC., a Minnesota corporation

By:	/s/ Bohn H. Crain
Name:	Bohn H. Crain
Title:	CEO

RADIANT CUSTOMS SERVICES, INC., a Washington corporation

By:	/s/ Bohn H. Crain
Name:	Bohn H. Crain
Title:	CEO

DBA DISTRIBUTION SERVICES, INC., a New Jersey corporation

By:	/s/ Bohn H. Crain
Name:	Bohn H. Crain
Title:	CEO

INTERNATIONAL FREIGHT SYSTEMS (OF OREGON), INC., an Oregon corporation

By:	/s/ Bohn H. Crain
Name:	Bohn H. Crain
Title:	CEO

RADIANT OFF-SHORE HOLDINGS LLC, a Washington limited liability company

By:	/s/ Bohn H. Crain
Name:	Bohn H. Crain
Title:	CEO

GREEN ACQUISITION COMPANY, INC., a Washington corporation

By:	/s/ Bohn H. Crain
Name:	Bohn H. Crain
Title:	CEO

ON TIME EXPRESS, INC., an Arizona corporation

By:	/s/ Bohn H. Crain
Name:	Bohn H. Crain
Title:	CEO

LENDER:	BANK OF AMERICA, N.A., a national banking association

	By:	/s/ John W. Mundstock
	Name:	John W. Mundstock
	Title:	SVP